Exhibit 99.5

Interim Financial Statements of

MARCEL DESROCHERS INC.

Seven-month period ended June 30, 2007

MARCEL DESROCHERS INC.

Interim Financial Statements

Seven-month period ended June 30, 2007

Interim Financial Statements

Interim Balance Sheet	1

Interim Statement of Earnings	2

Interim Statement of Retained Earnings	3

Interim Statement of Cash Flows	4

Notes to Interim Financial Statements	5

MARCEL DESROCHERS INC.

Interim Balance Sheet

June 30, 2007, with comparative figures for November 30, 2006

	2007	2006
	(Unaudited)	(Audited)

Assets

Current assets:
Cash and cash equivalents	$1,968,402	$1,388,229
Accounts receivable	590,579	1,046,652
Due from a related company, non-interest bearing	73,048	—
Inventories	860,072	1,020,977
Future income taxes	19,467	19,467
Prepaid expenses	45,814	41,949
	3,557,382	3,517,274

Property, plant and equipment	2,049,318	2,146,966

Future income taxes	11,822	11,822

	$5,618,522	$5,676,062

Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable and accrued liabilities	$164,463	$232,335
Income taxes payable	113,940	48,896
Warranty liability	31,755	74,102
Dividends payable	—	100,000
Customer deposits	60,245	—
Mortgage loan	725,435	776,120
Redeemable shares	2,611,807	2,611,807
	3,707,645	3,843,260

Shareholders’ equity:
Share capital	1	1
Retained earnings	1,910,876	1,832,801
	1,910,877	1.832,802

Contingency (note 2)
Subsequent event (note 3)

	$5,618,522	$5,676,062

See accompanying notes to financial statements.

MARCEL DESROCHERS INC.

Interim Statement of Earnings

Seven-month periods ended June 30, 2007 and June 30, 2006

	June 30, 2007	June 30, 2006
	(Unaudited)	(Unaudited)

Sales	$2,846,584	$2,130,383

Cost of goods sold	1,201,202	1,198,689

Gross profit	1,645,382	931,694

Operating expenses:
Selling, general and administrative	325,245	320,654
Research and development	475	14,236
Amortization of property, plant and equipment	87,757	94,338
Loss on disposal of property, plant and equipment	3,963	—
Interest on long-term debt	29,284	28,767
Foreign exchange	78,408	26,532
	525,132	484,527

Earnings before other items	1,120,250	447,167

Other items:
Other revenues	23,645	16,979
	23,645	16,979

Earnings before income taxes	1,143,895	464,146

Income taxes:
Current	345,819	—
	345,819	—

Net earnings	$798,076	$464,146

See accompanying notes to financial statements.

MARCEL DESROCHERS INC.

Interim Statement of Retained Earnings

Seven-month period ended June 30, 2007, with comparative figures for the year ended November 30, 2006

	June 30, 2007	November 30, 2006
	(Unaudited)	(Audited)

Retained earnings, beginning of period	$1,832,801	$1,349,272

Dividend on Class A shares	(720,001)	—

Excess of redemption value of Class A shares over book value	—	(149,974)

Dividend tax refund, net	—	13,161

Net earnings	798,076	620,342

Retained earnings, end of period	$1,910,876	$1,832,801

See accompanying notes to financial statements.

MARCEL DESROCHERS INC.

Interim Statement of Cash Flows

Seven-month periods ended June 30, 2007 and June 30, 2006

	June 30,	June 30,
	2007	2006
	(Unaudited)	(Unaudited)

Cash flows from operating activities:
Net earnings	$798,076	$464,146
Adjustments to:
Amortization of property, plant and equipment	87,757	94,338
Loss on disposal of property, plant and equipment	3,963	—
Foreign exchange	10,837	6,154
Future income taxes	—	(210,455)
Dividend paid on redeemable shares	(100,000)	—
Net changes in operating assets and liabilities	628,183	(201,354)
	1,428,816	152,829

Cash flows from financing activities:
Dividend paid on Class A shares	(720,001)	—
Repayment of long-term debt	(50,685)	(50,685)
Redemption of shares	—	—
Dividend tax refund	—	—
	(770,686)	(50,685)

Cash flows from investing activities:
Increase in due from a related company	(73,048)	(375,000)
Disposals (additions) of (to) property, plant and equipment	5,928	(6,090)
Proceeds from disposal of property, plant and equipment	—	700
	(67,120)	(380,390)

Foreign exchange loss on cash and cash equivalents denominated in foreign currency	(10,837)	(6,154)

Net increase (decrease) in cash and cash equivalents	580,173	(284,400)

Cash and cash equivalents, beginning of period	1,388,229	1,338,859

Cash and cash equivalents, end of period	$1,968,402	$1,054,459

Supplemental cash flow information:
Cash	$268,260	$1,004,102
Cash in foreign currency	270,142	50,357
Short-term bond	1,430,000	—

	$1,968,402	$1,054,459

See accompanying notes to financial statements.

MARCEL DESROCHERS INC.

Notes to Interim Financial Statements

Seven-month period ended June 30, 2007

The Company was incorporated under Part 1A of the Quebec Companies Act. Its main business activity is the manufacture of movie theatre equipment.

1.Significant accounting policy:

Basis of presentation:

These interim financial statements have been prepared in accordance with Canadian generally accepted accounting principles (GAAP) using the Canadian dollar as the reporting currency.  They have been prepared on a basis consistent with those followed in the most recent audited financial statements.  These interim financial statements do not include all of the information and notes required by GAAP for annual financial statements and, therefore, should be read in conjunction with the audited financial statements and notes included in the Company’s audited financial statements for the year ended November 30, 2006.

The results of operations for the interim periods are not necessarily indicative of the results of operations for the full year.  Marcel Desrochers Inc. expects seasonality not to be a material factor in quarterly results.

2.Contingency:

The Company is party to claims and litigation arising in the normal course of operations. The Company does not expect the resolution of these matters to have a materially adverse effect on its financial position or results of operations.

3.Subsequent event:

On October 12, 2007, Ballantyne of Omaha Inc., a U.S. publicly listed company, acquired the majority of Marcel Desrochers Inc.’s net assets for $3,400,000 U.S. dollars in cash, subject to post closing adjustments. Excluded from the assets acquired were the building and related indebtedness which were retained by the seller.

4.Supplemental cash flow disclosure and other information:

Net changes in operating assets and liabilities:

	June 30,	June 30,
	2007	2006
	(Unaudited)	(Unaudited)

Accounts receivable	$456,073	$200,635
Inventories	160,905	56,101
Prepaid expenses	(3,865)	8,334
Accounts payable and accrued liabilities	(67,872)	(35,890)
Income taxes	65,044	(386,944)
Warranty liability	(42,347)	2,472
Customer deposits	60,245	(46,062)
	$628,183	$(201,354)

5.United States accounting principles:

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in Canada (Canadian GAAP), which, in the case of the Company, conform in all material respects with those in the United States (U.S. GAAP), except as follows:

Redeemable shares

Canadian GAAP requires the classification of shares redeemable at the option of the holder at any time as current liabilities. Pursuant to accounting series release No. 268, presentation in financial statements of redeemable preferred stocks (“ASR 268”), these shares are temporary equity and are classified in a separate section of the balance sheet, after long-term debt and above shareholders’ equity and measured at their redemption amount.

Dividends issued on these redeemable shares classified as current liabilities are charged to earnings under Canadian GAAP, whereas they are recorded as a reduction of retained earnings under ASR 268.

MARCEL DESROCHERS INC.

Notes to Interim Financial Statements, Continued

Seven-month period ended June 30, 2007

5.United States accounting principles (continued):

Reconciliation of net income

The following table reconciles the net income as reported on the Statement of Earnings to the net income that would have been reported had the financial statements been prepared in accordance with U.S. GAAP:

	June 30, 2007	June 30, 2006
	(Unaudited)	(Unaudited)

Net income in accordance with Canadian GAAP	$798,076	$464,146
Adjustment for dividends declared	—	—

Net income in accordance with U.S. GAAP	$798,076	$464,146

Condensed Balance Sheet in accordance with U.S. GAAP

The following summarizes the Balance Sheet amounts in accordance with U.S. GAAP:

	June 30, 2007	November 30, 2006
	(Unaudited)	(Audited)

Current assets	$3,557,382	$3,517,274
Non-current assets	2,061,140	2,158,788

	$5,618,522	$5,676,062

Current liabilities	$1,095,838	$1,231,453
Redeemable shares	2,611,807	2,611,807
Shareholders’ equity	1,910,877	1,832,802

Total liabilities and shareholders’ equity	$5,618,522	$5,676,062

MARCEL DESROCHERS INC.

Notes to Interim Financial Statements, Continued

Seven-month period ended June 30, 2007

5.United States accounting principles (continued):

Condensed Statement of Cash Flows in accordance with U.S. GAAP

The following summarizes the Statement of Cash Flows in accordance with U.S. GAAP.  The differences are due to the treatment of the redeemable shares discussed above.

	June 30, 2007	June 30, 2006
	(Unaudited)	(Unaudited)

Operating activities	$1,528,815	$152,829
Financing activities	(870,685)	(50,685)
Investing activities	(67,120)	(380,390)
Foreign exchange loss on cash and cash equivalents denominated in foreign currency	(10,837)	(6,154)

Increase (decrease) in cash and cash equivalents	580,173	(284,400)

Cash and cash equivalents, beginning of year	1,388,229	1,338,859

Cash and cash equivalents, end of year	$1,968,402	$1,054,459